UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                February 5, 2015
                Date of Report (Date of Earliest Event Reported)


                              CASEY CONTAINER CORP
             (Exact Name of Registrant as Specified in its Charter)

             Nevada                     333-140445               20-5619324
(State of Other Jurisdiction of        (Commission            (I.R.S. Employer
 Incorporation or Organization)        File Number)          Identification No.)

7825 N Calle Caballeros, Paradise Valley, AZ                       85253
  (Address of Principal Executive Offices)                       (Zip Code)

                                 (602) 819-4181
              (Registrant's Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On January 9th 2015 the Company entered into three Debt Settlement Agreements that included two officers of the Company and one consultant. Each of the officers and the consultant agreed to convert monies owed to them for expenses, fees and loans made on behalf of the Company, into equity in the Company. As a result, the Company issued 26,000,000 Restricted Common shares for the release of $260,000 in debt. Furthermore, on January 27th, 2015 the Company entered into a Debt Settlement Agreement with MRN Associates, Inc, a company owned by the Company's President and CEO, to issue 6,500,000 Restricted Common shares for the release of $195,000 in invoices owed to MRN Associates, Inc. The Board of Directors approved the issuances in an effort to materially decrease liabilities and increase its stockholders' equity, thereby strengthening its Balance Sheet.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On January 20, 2015, the Board of Directors accepted the resignations of James
T. Casey and Martin R. Nason from their seats on the Board of Directors. Martin
R. Nason will remain the Company's President and CEO. At this time the Board of Directors will not appoint replacements to the seats vacated by Mr. Casey and Mr. Nason. The Board of Directors will remain a three-member Board for the interim.

ITEM 8.01 OTHER EVENTS

On January 13, 2015 the Company issued a press release stating they had entered into a Letter of Understanding for the acquisition of a new social information network technology that it plans to use in order to launch web and mobile applications with broad global appeal. The technology represents a breakthrough in common information networks by allowing individuals and groups to search, bookmark and share all forms of digital content, both privately and publicly, based on their own or shared interests. The Company is currently working on a Purchase Agreement to acquire the asset.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit
Number                              Description
------                              -----------

 99.1           Debt Settlement Agreement Neild
 99.2           Debt Settlement Agreement MRN Associates, Inc.
 99.3           Debt Settlement Agreement Truelick
 99.4           Debt Settlement Agreement Heisler
 99.5           Casey Container Corp. Press Release, January 13, 2015

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
                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CASEY CONTAINER, CORP.


Date: February 5, 2015              By: /s/ Martin R Nason
                                       -----------------------------------------
                                    Name:  Martin R Nason
                                    Title: President & CEO

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